UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________

                                 CURRENT REPORT
                                 ______________
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  APRIL 6, 2009
                                  _____________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
                            ________________________
             (Exact name of registrant as specified in its charter)

           NEVADA                      000-52782                  90-0335743
           ______                      _________                  __________
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                 20333 STATE HIGHWAY 249
                       SUITE 200
                    HOUSTON, TEXAS                             77070
                    ______________                             _____
       (Address of principal executive offices)              (Zip Code)


                                 (281) 469-5990
                                 ______________
               Registrant's telephone number, including area code


                                       n/a
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 7.  REGULATION FD

ITEM 7.01       REGULATION FD DISCLOSURE.

In accordance with the press release dated April 6, 2009 (the "Press Release") disseminated by Mainland Resources, Inc., a Nevada corporation (the "Company"), regarding commencement of drilling of the seoncd Haynesville shale well on Company's DeSoto Parish, Louisiana property, the Company discloses herein by attaching the Press Release.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

Exhibit 99.1  Mainland Resources Inc. Press Release dated April 6, 2009.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MAINLAND RESOURCES, INC.

DATE:  APRIL 8, 2009                     /s/ MICHAEL J. NEWPORT
                                       ________________________________________
                                       NAME: MICHAEL J. NEWPORT
                                       TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER